UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2011

Warner Music Group Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

WMG Acquisition Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	333-121322	68-0576630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Co-Registrant’s under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Warner Music Group Corp. (the “Company”) and each of Edgar Bronfman, Jr., our Chairman and CEO, and Lyor Cohen, Vice Chairman, Warner Music Group and Chairman and CEO, Recorded Music—Americas and the U.K, have entered into amendments dated as of January 18, 2011 (the “Amendments”) to their respective restricted stock award agreements previously entered into with the Company on March 15, 2008. In accordance with the terms of the Warner Music Group Corp. 2005 Amended and Restated Omnibus Award Plan (the “Plan”), the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved, and the Amendments provide, among the other changes discussed below, revised performance vesting criteria with respect to the restricted stock awards granted in fiscal 2008 to Mr. Bronfman and Mr. Cohen. Specifically, the performance criteria were modified to lower the per-share price hurdles and to adjust the percentage of shares subject to each price hurdle. In addition, with respect to Mr. Cohen, the Compensation Committee determined to remove the performance vesting criteria for a portion of his restricted stock awards. Set forth below is a summary of the Amendments.

Edgar Bronfman, Jr.

With respect to the 2,750,000 shares of restricted stock granted to Mr. Bronfman in fiscal 2008, all the shares will continue to generally vest based on a double trigger that includes achievement of both service and performance criteria (each, subject to continued employment through the applicable vesting dates).

Prior to the modifications adopted by the Compensation Committee, the performance vesting criteria for the 2,750,000 shares of restricted stock granted to Mr. Bronfman in fiscal 2008 were as follows:

•	650,000 shares, would have been eligible to vest upon the Company achieving an average closing stock price of at least $10.00 per share over 60 consecutive trading days;

•	650,000 shares, would have been eligible to vest upon the Company achieving an average closing stock price of at least $13.00 per share over 60 consecutive trading days;

•	650,000 shares, would have been eligible to vest upon the Company achieving an average closing stock price of at least $17.00 per share over 60 consecutive trading days; and

•	800,000 shares, would have been eligible to vest upon the Company achieving an average closing stock price of at least $20.00 per share over 60 consecutive trading days.

After the modifications adopted by the Compensation Committee, the performance vesting criteria for Mr. Bronfman’s 2,750,000 shares of restricted stock have been revised as follows:

•	825,000 shares, vesting upon the Company achieving an average closing stock price of at least $7.00 per share over 60 consecutive trading days;

•	825,000 shares, vesting upon the Company achieving an average closing stock price of at least $8.00 per share over 60 consecutive trading days;

•	550,000 shares, vesting upon the Company achieving an average closing stock price of at least $9.00 per share over 60 consecutive trading days; and

•	550,000 shares, vesting upon the Company achieving an average closing stock price of at least $10.00 per share over 60 consecutive trading days.

Mr. Bronfman’s restricted stock award agreement has also been modified to clarify that the performance criteria will be equitably adjusted by the Compensation Committee in the event of any future stock or extraordinary cash dividend or other recapitalization transaction with respect to the Company’s common stock. In the case of an extraordinary cash dividend, the price hurdles described above will be adjusted to reflect a reduction equal to the per share amount of any such extraordinary dividend.

The time vesting criteria remain the same as applicable since the original grant date —20% a year for five years. Accordingly, the time vesting criteria for 20% of the restricted shares were achieved on March 14, 2009 and for an additional 20% of the restricted shares on March 14, 2010 and, with respect to the remaining 60% of the restricted shares, the time vesting criteria will be satisfied in 20% installments on each of March 14, 2011, March 14, 2012 and March 14, 2013, respectively, subject to Mr. Bronfman’s continued employment with the Company through such dates.

Other than with respect to the changes highlighted above, the terms of Mr. Bronfman’s restricted stock awards remain unchanged. The restricted stock award agreement, dated as of March 15, 2008, by and between the Company and Mr. Bronfman was previously filed with the SEC as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on March 17, 2008.

Lyor Cohen

With respect to the 1,750,000 shares of restricted stock granted to Mr. Cohen in fiscal 2008, 250,000 shares will continue to generally vest based on a double trigger that includes achievement of both service and performance criteria (each, subject to continued employment through the applicable vesting dates). The remaining 1,500,000 restricted shares will be subject only to time vesting.

Prior to the modifications adopted by the Compensation Committee, the performance vesting criteria applied to all 1,750,000 shares of restricted stock granted to Mr. Cohen in fiscal 2008 and were as follows:

•	413,666 shares, would have been eligible to vest upon the Company achieving an average closing stock price of at least $10.00 per share over 60 consecutive trading days;

•	413,667 shares, would have been eligible to vest upon the Company achieving an average closing stock price of at least $13.00 per share over 60 consecutive trading days;

•	413,667 shares, would have been eligible to vest upon the Company achieving an average closing stock price of at least $17.00 per share over 60 consecutive trading days; and

•	509,000 shares, would have been eligible to vest upon the Company achieving an average closing stock price of at least $20.00 per share over 60 consecutive trading days.

After the modifications adopted by the Compensation Committee, the performance vesting criteria apply only to 250,000 of Mr. Cohen’s 1,750,000 shares of restricted stock and such performance criteria have been revised as follows:

•	125,000 shares, vesting upon the Company’s achieving an average closing stock price of at least $7.00 per share over 60 consecutive trading days; and

•	125,000 shares, vesting upon the Company’s achieving an average closing stock price of at least $8.00 per share over 60 consecutive trading days.

Mr. Cohen’s restricted stock award agreement has also been modified to clarify that the performance criteria will be equitably adjusted by the Compensation Committee in the event of any future stock or extraordinary cash dividend or other recapitalization transaction with respect to the Company’s common stock. In the case of an extraordinary cash dividend, the price hurdles described above will be adjusted to reflect a reduction equal to the per share amount of any such extraordinary dividend.

The time vesting criteria for the 250,000 shares of restricted stock still subject to performance criteria remain the same as applicable since the original grant date —20% a year for five years. Accordingly, the time vesting criteria for 20% of these restricted shares were achieved in fiscal 2009 on March 14, 2009 and, for an additional 20% of these restricted shares on March 14, 2010 and, with respect to the remaining 60% of these restricted shares, the time vesting criteria will be satisfied in 20% installments on each of March 14, 2011, March 14, 2012 and March 14, 2013, respectively, subject to Mr. Cohen’s continued employment with the Company through such dates.

The remaining 1,500,000 shares of restricted stock will no longer be subject to any performance vesting criteria, but will continue to be subject to time vesting criteria (to the extent not yet vested) as follows:

•

1,250,000 shares will be subject to the same time vesting criteria as applicable since the original grant date —20% a year for five years (subject to continued employment through the applicable vesting dates). Therefore, since the time vesting criteria for 20% of these restricted shares were achieved on March 14, 2009 and for an additional 20% of these restricted shares on March 14, 2010, 500,000 of these shares are now fully vested. With respect to the remaining 750,000 shares covered by this tranche, 250,000 shares will vest on each of March 14, 2011, March 14, 2012 and March 14, 2013, respectively, subject to Mr. Cohen’s continued employment with the Company through such dates; and

•	250,000 shares will vest 100% on March 1, 2014, subject to Mr. Cohen’s continued employment with the Company through such date.

Other than with respect to the changes highlighted above, the terms of Mr. Cohen’s restricted stock awards remain unchanged. The restricted stock award agreement, dated as of March 15, 2008, by and between the Company and Mr. Cohen was previously filed with the SEC as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on March 19, 2008.

The Amendments are filed as Exhibits 10.1 and 10.2 hereto, respectively, and each is hereby incorporated by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits. The following Exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Amendment, dated as of January 18, 2011, to Restricted Stock Award Agreement, dated as of March 15, 2008, by and between Warner Music Group Corp. and Edgar Bronfman, Jr.

10.2	Amendment, dated as of January 18, 2011, to Restricted Stock Award Agreement, dated as of March 15, 2008, by and between Warner Music Group Corp. and Lyor Cohen.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Warner Music Group Corp.

Date: January 19, 2011	By:	/s/ Paul Robinson
Paul Robinson
General Counsel

WMG Acquisition Corp.

Date: January 19, 2011	By:	/s/ Paul Robinson
Paul Robinson
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment, dated as of January 18, 2011, to Restricted Stock Award Agreement, dated as of March 15, 2008, by and between Warner Music Group Corp. and Edgar Bronfman, Jr.

10.2	Amendment, dated as of January 18, 2011, to Restricted Stock Award Agreement, dated as of March 15, 2008, by and between Warner Music Group Corp. and Lyor Cohen.

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